EXHIBIT 10.1.6

                       SECOND AMENDMENT TO GROUND LEASE

     This Second Lease Amendment is made this _______ day of August, 1997, by and between John C. Young, Lessor, and Inland Northwest Bank, Lessee.

     WHEREAS the parties entered into a Ground Lease dated September 24, 1996, for the lease by the Lessor to the Lessee of certain real property described on Exhibit "A" to said lease and incorporated herein by this reference; and

     WHEREAS the parties made a Lease Amendment regarding the initial term and option periods of the lease; and

     WHEREAS the parties desire to further amend the Lease to provide for a right of first refusal by the Lessee, the following is set forth as additional covenants of the ground lease.

     1. John C. Young and Inland Northwest Bank hereby agree that Inland Northwest Bank shall have a first right of refusal to purchase the real property described on Exhibit "A", under the following terms and conditions.

     2. During the term of this lease or any option to renew which has been exercised by Lessee, and in the further event that Lessee is not then in default under any material term of the lease, lessee shall have the right to purchase the premises on the same terms and conditions as any bona fide offer received from a third party by the

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Lessor which offer the Lessor intends to otherwise accept. If and in the event the Lessor receives a bona fide third party offer for purchase on terms acceptable to the Lessor, Lessor shall within seven days, provide a notice to Lessee of the purchase price, terms and conditions of the offer. Lessee shall have fourteen (14) days from the date of mailing of notice to Lessee, to deliver written Notice of Intent to exercise right of first refusal, to Lessor. If and in the event that the third party offer includes a 1031 Exchange or other payment in kind, Lessee may exercise the right of first refusal and purchase the property on identical terms or in payment of cash equivalent of the exchange.

     In the event Lessee properly gives written notice of intent to exercise right of first refusal, then closing shall occur within thirty (30) days of notice to Lessor or such later time as may be mutually agreed in writing by and between the parties.

     3.   Nothing herein shall create an option to purchase by Lessee.

     4. If and in the event the Lessee receives notice of bona fide third party offer from Lessor and in the further that Lessee does not deliver written notice to Lessor within fourteen (14) days of mailing that Lessee intends to exercise said right, then Lessor shall be free to consummate the sale transaction with the third party. In
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the event the sale transaction is not consummated, this right of first refusal shall survive during the remainder of the term of the lease and options to renew, but not otherwise.

     5. The rights and duties as set forth above shall be binding on the heirs, successors and assigns of each party.


                                        /s/ John C. Young
                                        ________________________________________
                                        JOHN C. YOUNG


                                        INLAND NORTHWEST BANK


                                        /s/ Frederick M. Schunter
                                        ________________________________________

                                        By:_____________________________________

                                        Its:____________________________________



STATE OF WASHINGTON )
                    )  ss.
County of Spokane   )

     I certify that I know or have satisfactory evidence that JOHN C. YOUNG signed this instrument and acknowledged it to be his free and voluntary act for the uses and purposes mentioned in the instrument.

     DATED this  12  day of August, 1997.
                ----

                                        /s/
                                        ________________________________________
                                        Notary Public in and for
                                        the State of Washington
                                        Residing at Spokane.

                                        My Commission Expires:  11-18-98
                                                              ____________


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STATE OF WASHINGTON )
                    ) ss.
County of Spokane   )

     I certify that I know or have satisfactory evidence that Frederick M. Schunter signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledged it as the President of Inland Northwest Bank to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

     DATED this 7th day of August, 1997.


[NOTARY SEAL OF A. ROSE KEYS]             /s/ A. Rose Keys
                                          ------------------------------------
                                          Notary Public in and for
                                          the State of Washington
                                          Residing at Spokane.

                                          My Commission Expires: 9-12-98

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